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                                AGREEMENT OF SALE


                              dated August __, 1996

                                     between

                                 Gary Danziger,

                                            Seller

                                   PTSR, Inc.


                                       and

                        Oak Tree Medical Management, Inc.

                                            Purchaser



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


                                AGREEMENT OF SALE


AGREEMENT OF SALE, made August __, 1996, among PTSR, Inc., a New York corporation, having an address at 1725 Tenbroeck Avenue, Bronx, NY 10461 ("PTSR"), Gary Danziger, having an address at 1 Crooked Mile Road, Westport, CT 06880 ("Seller"), and Oak Tree Medical Management, Inc., a New York corporation, having an address at 2 Gannett Drive Suite 215, White Plains, NY 10604 ("Purchaser").


                              W I T N E S S E T H:

WHEREAS, Purchaser desires to acquire, and Seller desires to sell, the stock of the corporation known as PTSR, Inc., ("PTSR") hereinafter specified, upon the terms and conditions hereinafter set forth, and

WHEREAS, Seller is the shareholder of PTSR.

NOW, THEREFORE, in consideration of the covenants and agreements hereafter set forth, and other valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the parties hereto agree as follows:

1. Agreement To Sell. Seller agrees to sell, transfer and deliver to Purchaser, and Purchaser agrees to purchase, upon the terms and conditions hereinafter set forth, all of the capital stock of the New York corporation, PTSR, Inc. such shares totaling (100) One Hundred. Said shares constitute all of the authorized and issued shares of the corporation (the "Shares").

2. The Assets of the Corporation. It is the understanding of the parties that PTSR is the owner of the following assets (the "Assets"):

     (a) the equipment, patient files, name and general assets described in Exhibit A-1 hereto and all similar equipment acquired or owned by the business on or before the closing date (the "General Assets");

     (b) the furniture, fixtures and improvements described in Exhibit A-2 hereto and all similar items acquired or owned by the business on or before the closing date (the "Improvements");

     (c)  the lease described in Exhibit A-3 hereto (the "Lease");



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

     (d) the equipment leases, contracts and agreements described in Exhibit A-4 hereto (the "Contracts");

     (e) the Provider Agreements described and attached in Exhibit A-5 hereto (the "Provider Agreements");

     (f) the bank accounts, lines of credit and safe deposit boxes, including a list of the persons authorized to access the bank accounts and safe deposit boxes, described in Exhibit A-6 hereto (the "bank accounts and boxes");

     (g)  The  accounts   receivable   listed  in  Exhibit  A-7  (the  "Accounts
          Receivable").

Notwithstanding anything to the contrary contained herein, there shall be excluded from the Assets, all cash on hand and in PTSR's bank accounts.

3. Purchase Price. The purchase price to be paid by Purchaser is Four Hundred Twenty Five Thousand Dollars ($425,000.00), payable as follows:

          (a) Twenty Five Thousand Dollars ($25,000.00) at the closing.

          (b) Four Hundred Thousand Dollars ($400,000.00) at the closing by taking title subject to and assuming payment of the Existing Indebtedness owed to Lea Adar identified in Exhibit B hereto in said principal amount, and paying the same according to the terms thereof. If on the closing date the outstanding principal balance of the Existing Indebtedness is less than $400,000.00, the $25,000.00 to be paid at the closing by check pursuant to clause (a) above shall be increased by the amount that such outstanding principal balance shall be less than $400,000.00. IN NO CASE SHALL PRUCHASER BE RESPONSIBLE FOR MORE THAN THE PRINCIPAL OF $400,000.00 OF THIS DEBT.

4. The Closing. The "closing" means the settlement of the obligations of Seller and Purchaser to each other under this agreement, including the payment of the purchase price to Seller as provided in Article 3 hereof and the delivery of the closing documents provided for in Article 5 hereof. The closing shall be held at the offices of Robert P. Borsody, P.C., 250 Park Avenue, New York, NY 10177, and shall take place within thirty (30) days of completion of Purchaser's audit, (the "closing date"); but in no event shall closing take place later than September 30, 1996.

5.   Closing  Documents.  At the  closing  Seller  shall  execute and deliver to
     Purchaser:

     (a)  an   Assignment   of  the  rights  of  the  lessee  under  the  Lease,
          substantially in the form of Exhibit C hereto

     (b) certified copies of resolutions duly adopted by the Board of Directors and Shareholder of Seller authorizing the sale of the Stock and the performance by Seller of its obligations hereunder


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

     (c) an opinion of Seller's counsel, Jerry Shames, Esq. dated as of the closing date, in form and substance satisfactory to Purchaser's counsel, stating such counsel's opinion that: (i) PTSR is a corporation duly organized, validly existing and in good standing under the laws of New York; (ii) PTSR and Seller have full power and authority, corporate and otherwise, to enter into this agreement and perform its obligations hereunder; (iii) the execution and delivery of this agreement and the performance by PTSR of its obligations hereunder have been duly authorized by the Board of Directors and Shareholder of PTSR and no further action or approval is required in order to constitute this agreement as the binding obligation of Seller or PTSR, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, moratorium, insolvency or other laws affecting creditor's rights generally; (iv) the execution and delivery of this agreement and the performance by PTSR of its obligations hereunder do not and will not violate any provision of the Certificate of Incorporation or Bylaws of PTSR; and (v) except as may be set forth in this agreement, such counsel is not representing Seller or PTSR in any suit, action or proceeding against them which, if adversely determined, would prohibit the consummation of the transactions contemplated by this agreement,

     (d) the certificate or certificates for the Shares, duly endorsed so as to effectively transfer ownership of the Shares to Purchaser, together with all appropriate federal and state transfer tax stamps affixed,

     (e) letters of resignation from each director and officer of PTSR, effective as of the closing hereunder,

     (f) the Certificate of Incorporation, filing receipt and other organizational documents of PTSR, and the Bylaws, minute book, stock certificate book and seal of PTSR; any bills, vouchers, records showing the ownership of the assets used in the operation of PTSR; and all other books of account, records and contracts of PTSR

     (g)  Restrictive Covenant as enumerated in Article Ten (10),

     (h) Statement executed by Lea Adar and Seller that Existing Debt identified in Exhibit B herein is currently paid, to date of closing. Statement shall also note that any payments in arrears have been brought current, to date of closing,

     (i) Statements executed by Lea Adar and Seller, releasing and indemnifying Purchaser from any and all obligations and liabilities in excess of the principal of Four Hundred Thousand Dollars ($400,000.00) of the Existing Debt identified in Exhibit B herein. Lea Adar shall state that she will look only to Seller for any sums due her in excess of $400,000.00 principal obligation, assumed by Purchaser,

     (j) such other instruments and information in form and substance satisfactory to Purchaser's attorneys as may be necessary or proper to transfer to Purchaser good and marketable title to all other ownership interests in the Stock to be transferred under this agreement.

At the closing Seller shall deliver to Purchaser all keys for the business. If any keys for the business or assets are held by employees or others, Seller shall identify such individuals, their


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

addresses and their relationship to the Seller. Seller shall do all further acts and things as may be necessary, or reasonably requested by Purchaser, to consummate the transactions contemplated by this agreement, including the acquisition of possession of the Assets. Seller shall advise Purchaser of, and cause to be delivered to Purchaser, all trade secrets and proprietary information pertaining to the assets of the business.

At the closing Purchaser shall execute and deliver to Seller:

     (a) an Assumption of the obligations of the lessee under the Lease, substantially in the form of Exhibit C hereto

     (b)  an Assumption of the Existing Indebtedness

Except as expressly provided herein, Purchaser shall not be obligated to pay or perform any obligations or liabilities of Seller including without limitation obligations or liabilities of Seller to its creditors or any legal, accounting, brokerage or finder's fees or any taxes or other expenses in connection with this agreement or the consummation of the transactions contemplated hereby.

6. Closing Adjustments. The following items shall be apportioned as of midnight of the day preceding the closing date:

         (a)  rent, including any additional rent, under the Lease

         (b)  taxes and applicable common charges under the lease

         (c)  water and sewer charges

         (d)  utilities , as applicable

         (e)  employee salaries and benefits

         (f)  interest on the Existing Indebtedness

Any errors or omissions in computing apportionments shall be corrected after the closing, with both parties fully cooperating.

7. Representations And Warranties Of Seller. Seller represents and warrants to Purchaser as follows:

     (a) PTSR is a corporation duly organized and validly existing under the laws of New York, and is duly qualified to do business in New York. PTSR has full power and authority to own its properties and to conduct its business as now carried on, and to carry out and perform its undertakings and obligations as provided herein. The execution and delivery by PTSR of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of PTSR and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of PTSR, and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, or result in the creation or imposition of any


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

          lien, charge or encumbrance upon the Assets by reason of the provisions of any contract, lien, lease, agreement, instrument or judgment to which Seller or PTSR is a party, or which is or purports to be binding upon Seller or PTSR or which affects or purports to affect the Assets. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Seller or PTSR.

     (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Seller or PTSR to constitute this agreement the binding and enforceable obligation of Seller or PTSR or to consummate the transactions contemplated hereby.

     (c) Seller is the owner of the Shares, and the Shares are all of the issued and outstanding shares of stock of PTSR. All of the Shares have no par value, are fully paid and non-assessable, have not been assigned, pledged or hypothecated, and are free of all liens, claims and encumbrances, except as set forth herein. PTSR is the owner of and has good and marketable title to the Assets, free of all liens, claims and encumbrances, except as set forth herein.

     (d) There are no violations, potential claims of violations or questions of irregularity regarding any law or governmental rule or regulation pending or, to the best of Seller's knowledge, threatened against Seller, PTSR or the Assets. Seller and PTSR have complied with all laws and governmental rules and regulations applicable to the business or the Assets. Seller and PTSR have duly notified all insurance carriers or third party payors of any suspected or known claims or potential claims which may be asserted against seller, PTSR or the Assets.

     (e) There are no judgments, liens, suits, actions or proceedings pending or, to the best of Seller's knowledge, threatened against Seller, PTSR or the Assets. Neither Seller, PTSR nor the Assets are a party to, subject to or bound by any agreement or any judgment or decree of any court, governmental body or arbitrator which would conflict with or be breached by the execution, delivery or performance of this agreement, or which could prevent the carrying out of the transactions provided for in this agreement, or which could prevent the use by Purchaser of the Stock or Assets or adversely affect the conduct of the business by Purchaser.

     (f) PTSR has not entered into, and the Assets are not subject to, any: (i) written contract or agreement for the employment of any employee of the business; (ii) contract with any labor union or guild; (iii) pension, profit-sharing, retirement, bonus, insurance, or similar plan with respect to any employee of the business; or (iv) similar contract or agreement affecting or relating to the Stock or Assets.

     (g) At the time of the closing, there will be no (secured or unsecured) creditors of PTSR or Seller, other than the holders of the Existing Indebtedness, Exhibit B. Such payments on

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

          the Existing Indebtedness are current and no payments are in arrears. General business creditors and equipment lessors are listed in Exhibit A-4 attached hereto. Except as set forth herein, Seller shall be liable for all other obligations incurred by PTSR or Seller prior to closing.

     (h) The Lease is in full force and effect and without any default by PTSR thereunder. All copies of the Lease provided by Seller to Purchaser are true and complete copies of the original Lease. The lease may be assigned to Purchaser.

     (i) Identified Contracts and Equipment Leases are in full force and effect and without any default by Seller or PTSR thereunder. All copies of the Contracts and Leases provided by Seller to Purchaser are true and complete copies of the original Contracts. Seller and PTSR are not indebted under any executory Contracts or Leases, except as may be set forth in Exhibit A-4 hereto.

     (j) Any and all Provider Agreements are in full force and effect. True and complete copies of such Agreements are attached hereto as Exhibit A-5.

     (k) Seller and PTSR have filed each tax return, including without limitation all income, excise, property, gain, sales, franchise and license tax returns, required to be filed by Seller and PTSR prior to the date hereof. Each such return is true, complete and correct, and Seller has paid all taxes, assessments and charges of any governmental authority required to be paid by it and has created reserves or made provision for all taxes accrued but not yet payable. No government is now asserting, or to Seller's knowledge threatening to assert, any deficiency or assessment for additional taxes or any interest, penalties or fines with respect to Seller. Seller's federal tax identification number is _________________. Seller shall hold purchaser harmless and indemnify Purchaser against all claims for taxes due from and owed by Seller or PTSR.

     (l) The attached financial statements in Exhibit D are true and accurate. The financial statements fairly and correctly present the financial position of the Seller and will so represent such as of the date of closing.

At the closing Seller shall execute and deliver an affidavit setting forth the above representations as of the date of the closing.

8. Representations And Warranties Of Purchaser. Purchaser represents and warrants to Seller as follows:


     (a) Purchaser is a corporation organized under the laws of New York, and is duly qualified to do business in New York. Purchaser has full power and authority to carry out and perform its undertakings and
          obligations  as  provided  herein.   The  execution  and  delivery  by
          Purchaser of this agreement and the consummation of the transactions contemplated herein have been duly authorized by the Board of Directors of Purchaser and will not conflict with or breach any provision of the Certificate of Incorporation or Bylaws of Purchaser. No further action or approval, corporate or otherwise, is required in order to constitute this agreement the binding and enforceable obligation of Purchaser.



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

     (b) No action, approval, consent or authorization, including without limitation any action, approval, consent or authorization of any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary for Purchaser to constitute this agreement the binding and enforceable obligation of Purchaser or to consummate the transactions contemplated hereby.

9. Conditions To Closing. The obligations of Purchaser to close hereunder are subject to the following conditions:

     (a) All of the terms, covenants and conditions to be complied with or performed by Seller under this agreement on or before the closing shall have been complied with or performed in all material respects.

     (b) All representations or warranties of Seller herein are true in all material respects as of the closing date. Such representations and warranties shall also survive closing.

     (c)  Satisfactory results of financial audit.

     (d)  All assets are in good working order, as applicable.

     (e) On the closing date, there shall be no liens or encumbrances against the Assets, except as provided for herein.

     (f) The business of PTSR will have been conducted only in the ordinary course of business. No contracts or purchase agreements/orders will have been entered into, other than in the ordinary course of business. No expenditures or credit purchases will be made by Seller, other than in the ordinary course of business.

     (g) Seller, PTSR and their representatives and advisors will supply, upon request by Purchaser and its representatives, such pertinent information as may be required by Purchaser in order to conduct its due diligence survey of PTSR. It is agreed that any documents or information provided hereunder shall be kept in full and complete confidence.

     (h) All payments under the Existing Indebtedness are current and not in arrears, to date of closing.

Seller promptly shall notify the lessor under the Lease (the "Lessor") of the proposed assignment of the Lease to Purchaser, and shall request the consent of the Lessor thereto. Seller and Purchaser shall furnish to the Lessor such information as may reasonably be required in connection with the procuring of such consent, and shall otherwise cooperate in an effort to expeditiously procure such consent. Purchaser agrees to pay to the Lessor an amount of up to $10,000.00 in consideration for the consent of Lessor to the assignment of the Lease to Purchaser. If the Lessor shall fail or refuse to grant such consent in writing within thirty days after the date of this agreement (the "Outside Date"), or shall require as a condition of the granting of such consent that additional consideration be paid to the Lessor (in excess of the aforesaid
$10,000.00 to be paid by Purchaser) which neither Seller nor Purchaser is willing to pay, then Purchaser may terminate this agreement, by written notice to the other delivered within ten days after the Outside Date.


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

If this agreement is terminated as provided above in this Article 9, Seller shall return any payments made by Purchaser on account of the purchase price, whereupon all rights of Purchaser hereunder and to the business shall terminate, and neither Seller nor Purchaser shall have any further claim against the other hereunder.

10. Restrictive  Covenant Not to Compete.  Seller will not, for a period of four
(4) years from the date of closing, either directly or indirectly engage in the practice of physical therapy or related services, within lower Westchester County, NY (up to and including latitude of White Plains, NY), Fairfield County, CT and within a ten (10) mile radius of PTSR's current address at 1725 Tenbroeck Avenue, Bronx, NY 10461. Seller shall execute at closing, such documents as will evidence this surviving provision.

11. Indemnification. Each party hereto shall indemnify and hold the other parties harmless from and against all liability, claim, loss, damage or expense, including reasonable attorneys' fees, incurred or required to be paid by such other parties by reason of any breach or failure of observance or performance of any representation, warranty, covenant or other provision (including lists and Exhibits) of this agreement by such party. Seller shall indemnify and hold Purchaser harmless against all actions, suits, proceedings, judgments, costs and expenses incurred by or levied against Purchaser, due to Seller's or PTSR's prior acts, omissions, negligence or other wrongful conduct.

12. Risk Of Loss. The risk of loss to the assets of the business sold hereunder, until the closing, is assumed and shall be borne by Seller. Seller and PTSR agree to keep all of its assets fully insured against any loss, either by fire, theft or casualty, to the date of closing. In the event that prior to closing, such Assets are totally or substantially damaged by reason of fire, theft or casualty, Purchaser may, in its sole discretion, terminate the within transaction. In such case, all money heretofore deposited with Seller or Seller's representative shall be refunded to Purchaser and the parties shall be released from any further liability hereunder. If the Purchaser elects to consummate this transaction despite such loss or damage, it may do so by paying the purchase price set forth herein, reduced by any insurance proceeds received by Seller.

13. Brokerage. The parties hereto represent and warrant to each other that they have not dealt with any broker or finder in connection with this agreement other than the broker, American Health Resources, LLC with offices at 21394 Marina Cove Circle, Suite H11, North Miami Beach, FL 33180 (the "Broker"). The
Purchaser shall be solely responsible for and shall pay at closing all commission, fees, expenses and charges due or owing to the Broker in connection with this transaction, pursuant to a separate agreement between the Purchaser and Broker. Purchaser and Seller shall indemnify, defend and hold each other harmless from and against any loss, cost, expense, claim or liability (including, without limitation, reasonable attorney's fees) arising under or in respect of any claim by any person or entity for any commission, fee or expense in respect of the transaction contemplated by this Agreement, where such claim is based in whole or in part upon any act of the indemnifying party or its representatives. The provisions of this Article shall survive the expiration, termination or cancellation of this Agreement, but shall not be construed as a covenant for the benefit of any third party.

14. The Seller. Seller hereby confirms all of the representations and warranties of PTSR, and agrees to indemnify and hold Purchaser harmless from and against misrepresentation or breach of any warranty by PTSR, or any breach or failure by Seller to comply with any term, covenant or condition of this agreement. Seller represents and warrants that he is the shareholder of PTSR, and that he has full power and authority to carry out and perform his undertakings and obligations as provided herein. Seller agrees as aforesaid to induce Purchaser to enter into this agreement. No action or inaction of Seller or Purchaser, including the giving of notices, shall affect, change or discharge the obligations of the Purchaser's Guarantor hereunder.

15. Notices. All notices, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been properly given if delivered by hand or by registered or certified mail, return receipt requested, with postage prepaid, to Seller's attorney, Jerry Shames, Esq. at 16 Taylor Place, Westport, CT 06880, and to Purchaser's attorney,
Frederick C. Veit, Esq., at 2 Gannett Drive Suite 215, White Plains, NY 10604. The respective attorneys for the parties hereby are authorized to give any notice required or permitted hereunder and to agree to adjournments of the closing.

16. Survival. The representations, warranties and covenant contained herein or in any document, instrument, certificate or schedule furnished in connection herewith shall survive the delivery of the Bill of Sale and shall continue in full force and effect after the closing, except to the extent waived in writing.

17. Further Assurances. In connection with the transactions contemplated by this agreement, the parties agree to execute and deliver such further instruments, and to take such further actions, as may be reasonably necessary or proper to effectuate and carry out the transactions contemplated in this agreement.

18. Changes Must Be In Writing. No delay or omission by either Seller or Purchaser in exercising any right shall operate as a waiver of such right or any other right. This agreement may not be altered, amended, changed, modified, waived or terminated in any respect or particular unless the same shall be in writing signed by the party to be bound. No waiver by any party of any breach hereunder shall be deemed a waiver of any other or subsequent breach.

19. Captions And Exhibits. The captions in this agreement are for convenience only and are not to be considered in construing this agreement. The Exhibits annexed to this agreement are an integral part of this agreement, and where there is any reference to this agreement it shall be deemed to include said Exhibits.

20. Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York.

21.  Binding  Effect.  This  agreement  shall be  binding  upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
administrators, successors and assigns.

22. Cancellation. Purchaser reserves the right to cancel this Agreement, without penalty, if any negative disclosure is discovered regarding Seller, PTSR or its Assets, which would materially affect the value of PTSR's Assets.

23. Taxes. Purchaser agrees to treat the current taxable year (ending December 31, 1996) of PTSR as if it consisted of two taxable years, the first such taxable year ending on the Closing Date, and to cause

PTSR to file a Section 1377 (a) (2) Election when filing the corporate tax return for the taxable year. Purchaser agrees that it will not allow the Corporation to file the tax return or any K-1s without the prior consent (such consent not to be unreasonably withheld) of the Seller and that prior to filing any K-1s, the Seller shall have the right to review the tax return and the K-1s. If Seller or PTSR has not maintained adequate books and records to comply with this provision, Seller shall be responsible for the accounting costs in assembly adequate records needed to comply with this provision.

24. Confidentiality. Each party acknowledges and agrees that any information or data it has acquired from the other party, not otherwise properly in the public domain, was received in confidence. Each party hereto agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement (including conducting due diligence or notifying a party's lender), or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof, including any trade or business secrets of the disclosing party and any technical or business materials that are treated by the disclosing party as confidential or proprietary, including without limitation information (whether in written, oral or machine readable form) concerning: general business operations: methods of doing business, servicing clients, client relations, and of pricing and making charge for services and products; financial information, including costs, profits and sales; marketing strategies; business forms developed by or for the disclosing party; names of suppliers, personnel, clients and potential clients; negotiations or other business contacts with suppliers, personnel, clients and potential clients; form and content of bids, proposals and contracts; the disclosing party's internal reporting methods; technical and business data and documentation; software programs, however embodied; diagnostic techniques; and information obtained by or given to the disclosing party about or belonging to third parties.

IN WITNESS WHEREOF, the parties have executed this agreement the date first above written.

       SELLER:
                                                    By_________________________
                                                             Gary Danziger

PTSR, INC.
   ATTEST:
                                                    By ________________________
                                                             President

   By ____________________
           Secretary


 OAK TREE MEDICAL MANAGEMENT, INC.
   ATTEST:
                                                    By ________________________
                                                             President

   By ____________________
           Secretary

STATE OF NEW YORK, COUNTY OF                                         , SS.:

         On the ____ day of August, 1996, before me personally came __________________________________________________ , to me known, who being duly sworn, did depose and say that he resides at __________________________________ _________________________ ; that he is the President of PTSR, Inc., the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.


                                                 -------------------------------
                                                          Notary Public
                                                     My commission expires on


STATE OF NEW YORK, COUNTY OF                                              , SS.:

                  On the day of August, 1996, before me personally came Gary Danziger, to me known to be the individual described in and who executed the foregoing Agreement of Sale, and acknowledged that he executed said Agreement of Sale.


                                                 -------------------------------
                                                          Notary Public
                                                     My commission expires on


STATE OF NEW YORK, COUNTY OF                                              , SS.:

         On the _____ day of August, 1996, before me personally came ________________________________________________ , to me known, who being duly sworn, did depose and say that he resides at __________________________________ __________________________________________________ ; that he is the President of
Oak Tree Medical Management of New York Inc., the corporation described in and which executed the foregoing Agreement of Sale; and that he signed his name thereto by the order of the board of directors of the said corporation.



                                                 -------------------------------
                                                          Notary Public
                                                     My commission expires on

                                   EXHIBIT A-1

                          Equipment and General Assets

                                   EXHIBIT A-2

                                  Improvements

                                   EXHIBIT A-3

                                    The Lease

                                   EXHIBIT A-4

                         Contracts and Equipment Leases




Indebtedness under executory contracts or leases:

                                   EXHIBIT A-5

                               Provider Agreements

                                   EXHIBIT A-6

             Bank Accounts, Safe Deposit Boxes, Lines of Credit and
                       Persons Authorized to Access Each

                                   EXHIBIT A-7

                               Accounts Receivable

                                    EXHIBIT B

        Existing Indebtedness, Collateral, Copies of Security Agreements

                   ===========================================



                               ASSIGNMENT OF LEASE


                             dated August ___, 1996

                                      from

                                   PTSR, Inc.

                                                  Seller

                                       to

                        Oak Tree Medical Management, Inc.

                                                  Purchaser



                   ===========================================

                                    EXHIBIT C

                               ASSIGNMENT OF LEASE

         KNOW THAT, for valuable consideration, PTSR, Inc., a New York corporation, having an address at 1725 Tenbroeck Avenue, Bronx, NY 10461 ("Assignor") hereby assigns unto Oak tree Medical Management, Inc., a New York corporation, having an address at 2 Gannett Drive Suite 215, White Plains, NY 10604 ("Assignee") all right, title and interest of Assignor as lessee under the following lease:

Physur Realty Associates to PTSR, Inc.
Dated December 1, 1991.

         TO HAVE AND TO HOLD said lease unto Assignee and the heirs, executors, administrators, successors and assigns of Assignee from and after the date hereof, for the rest of the term of said lease, as the same may be modified or extended.

         Assignee hereby assumes and agrees to perform, from and after the date hereof, all of the terms, covenants and conditions of said lease to be performed by the lessee thereunder.

         IN WITNESS WHEREOF, Assignor and Assignee have duly executed this assignment and assumption on August ___, 1996.


PTSR, INC.
    ATTEST:
                                                 By ________________________
                                                           President

   By ____________________
          Secretary


OAK TREE MEDICAL MANAGEMENT, INC.

   ATTEST:
                                                 By ________________________
                                                           President

   By ____________________
          Secretary

STATE OF NEW YORK, COUNTY OF                                              , SS.:

         On the _____ day of August, 1996, before me personally came _______________________________________ , to me known, who being duly sworn, did depose and say that he resides at __________________________ ___________________________________________; that he is the President of PTSR,
Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by the order of the board of directors of the said corporation.



                                               -------------------------------
                                                         Notary Public
                                                   My commission expires on



STATE OF NEW YORK, COUNTY OF                                              , SS.:

         On the ____ day of August, 1996, before me personally came ___________________________ , to me known, who being duly sworn, did depose and say that he resides at _________________________________________________
_________________________________________________  ; that he is the President of
Oak Tree Medical Management, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by the order of the board of directors of the said corporation.


                                               -------------------------------
                                                         Notary Public
                                                   My commission expires on


The undersigned, as lessor under the lease described in the foregoing assignment of lease, hereby consents to said assignment of the lease.



                                                -------------------------------
                                                    Physur Realty Associates

                                    EXHIBIT D

                              FINANCIAL STATEMENTS


                                       25